UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Cotelligent Group, Inc. (Exact name of registrant as specified in its charter)


        January 26,1998 Date of Report (Date of earliest event reported)



                          Delaware 0-25372 94-3173918
               (State or other juris- (Commission (I.R.S. Employer
           diction of incorporation) File Number) Identification No.)



           101 California Street - Suite 2050 San Francisco, CA 94111
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (415) 439-6400
              (Registrant's telephone number, including area code)








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Item 5.           Other Events.

     On January 26, 1998, Cotelligent Group, Inc. employed Herbert D. Montgomery. On January 28, 1998, the Board of Directors of Cotelligent Group, Inc. (the "Company") elected Herbert D. Montgomery to serve as Senior Vice President, Chief Financial Officer and Treasurer of the Company until his successor is elected and qualified. A copy of the press release announcing the election and a copy of Mr. Montgomery's employment agreement with Cotelligent Group, Inc. are attached as Exhibits to this Current Report on Form 8-K.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

              (c) Exhibits.

                  Exhibit No.                       Exhibit
                      99                            Press Release
                      99                            Employment Agreement



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                                                     Signature

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               COTELLIGENT GROUP, INC.
                                               (Registrant)



Dated:  February 2, 1998                       By:/s/ James R. Lavelle
                                               ---------------------------
                                               James R. Lavelle
                                               Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.         Description                                                                     Page

99                  Press Release  announcing  appointment  of Herbert D.  Montgomery as Senior
                    Vice President,  Chief Financial Officer and Treasurer


99                  Employment  Agreement  between  Cotelligent  Group,  Inc.  and  Herbert  D.
                    Montgomery dated January 26, 1998.







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